Receivables and other assets (Tables)	12 Months Ended
Dec. 31, 2023
Trade and other receivables [abstract]
Disclosure of detailed information about receivables and other assets

	2023			2022
	Non-current US$m	Current US$m	Total US$m	Non-current US$m	Current US$m	Total US$m
Trade receivables(a)	—	2,461	2,461	—	2,179	2,179
Other financial receivables(a)	234	548	782	124	462	586
Other receivables(b)	470	347	817	383	382	765
Prepayment of tolling charges to jointly controlled entities(c)	113	—	113	218	—	218
Pension surpluses (note 28)	466	—	466	824	—	824
Other prepayments	376	589	965	344	455	799
Total(d)	1,659	3,945	5,604	1,893	3,478	5,371
(a)At 31 December 2023, trade and other financial receivables are stated net of allowances for expected credit losses of US$82 million (2022: US$59 million). We apply the “simplified approach” to trade receivables and receivables relating to net investment in finance leases and a “general approach” to all other financial assets.
(b)At 31 December 2023, other receivables include US$349 million (2022: US$329 million) related to Energy Resources of Australia Ltd’s (ERA) deposit held in a trust fund which is controlled by the Government of Australia. ERA are entitled to reimbursement from the fund once specific phases of rehabilitation relating to the Ranger Project are completed. The fund is outside the scope of IFRS 9.
(c)These prepayments will be charged to Group operating costs as tolling services are rendered and product processing occurs.
(d)There is no material element of receivables and other assets that is interest-bearing or financing in nature. The fair value of current trade and other receivables and the majority of amounts classified as non-current trade and other receivables approximates to their carrying value.